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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2010

                            BROOKLINE BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        COMMISSION FILE NUMBER: 0-23695

          DELAWARE                                              04-3402944
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                160 WASHINGTON STREET, BROOKLINE, MA 02447-0469
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (617) 730-3500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 25, 2010, Brookline Bancorp, Inc. (the "Company") received a letter from George C. Caner, Jr., announcing his resignation from the Board of Directors of the Company, as a member of the Audit Committee of the Board of Directors, and as Secretary of the Company. Mr. Caner resigned for the reasons stated in his letter, a copy of which is attached as an exhibit to this report. The Company has requested confidential treatment for those portions of the resignation letter and its attachments that contain commercial or financial information that is confidential. As previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2010, the offer to acquire the Company referenced in Mr. Caner's letter was rejected at a meeting of the Board of Directors on February 3, 2010. Ten directors voted in favor of the rejection and two directors voted against the rejection.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.          DESCRIPTION
-----------          -----------
17.1*                Letter from George C. Caner, Jr., dated February 23, 2010


*Confidential Treatment Requested
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 3, 2010                    Brookline Bancorp, Inc.

                                       By:  /s/ Paul R. Bechet
                                            ------------------------------------
                                            Paul R. Bechet
                                            Senior Vice President and
                                            Chief Financial Officer



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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.          DESCRIPTION
-----------          -----------
17.1*                Letter from George C. Caner, Jr., dated February 23, 2010

*Confidential Treatment Requested